UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2017

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 18, 2017, Teladoc, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders named therein (the “Selling Stockholders”) and J.P. Morgan Securities LLC and Piper Jaffray & Co., as representatives (the “Representatives”) of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 6,650,000 shares of its common stock, par value $0.001 per share (“Common Stock”), to the Underwriters, and the selling stockholders agreed to sell 1,600,000 shares of Common Stock to the Underwriters (the “Offering”). The shares were sold at a public offering price of $16.75 per share, and were purchased by the Underwriters from the Company and the Selling Stockholders at a price of $15.79 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters the option, for 30 days, to purchase up to 1,237,500 additional shares of Common Stock at the public offering price. On January 19, 2017, the Underwriters exercised in full their option to purchase the additional 1,237,500 shares of Common Stock.

The Offering is expected to close on January 24, 2017, subject to the satisfaction of customary closing conditions. The net proceeds to the Company from the Offering are expected to be approximately $124.1 million after deducting the underwriting discount and estimated offering expenses payable by the Company. The net proceeds of the primary portion of the offering will be used by the Company for working capital and general corporate purposes, including to expand its current business through acquisitions of, or investments in, other businesses, products or technologies. The Company will not receive any proceeds from shares of common stock to be sold by the Selling Stockholders.

The Offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-213894) filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2016 and a prospectus supplement and accompanying prospectus filed with the SEC.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Selling Stockholders, customary conditions to closing and indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, among other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Company, the Selling Stockholders and the Company’s directors and executive officers (and certain of their affiliated stockholders) also agreed not to sell or transfer any Common Stock for 90 days after January 18, 2017 without first obtaining the written consent of the Representatives on behalf of the Underwriters, subject to certain exceptions as described in the prospectus supplement.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement and lock-up arrangements do not purport to be complete and are qualified in their entirety by reference to such exhibit.

A copy of the opinion of Latham & Watkins LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

This current report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company makes regarding its financing plans (including statements related to the offering of common stock by the Company and the Selling Stockholders and the intended use of net proceeds of the offering), future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on the Company’s future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to the Company’s business model; (ii) changes in market conditions and receptivity to the Company’s services and offerings; (iii) results of litigation; (iv) the loss of one or more key clients; and (v) changes to the Company’s abilities to recruit and retain qualified providers into the Company’s network. Additional relevant risks that may affect the Company’s results are described in certain of the Company’s filings with the SEC.

Any forward-looking statement made by us in this current report is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 18, 2017, among Teladoc, Inc., the selling stockholders listed on Schedule 2 thereto and J.P. Morgan Securities LLC and Piper Jaffray & Co., as representatives of the underwriters listed in Schedule 1 thereto.

5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: January 24, 2017	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 18, 2017, by and among Teladoc, Inc., the selling stockholders listed on Schedule 2 thereto and J.P. Morgan Securities LLC and Piper Jaffray & Co., as representatives of the underwriters listed in Schedule 1 thereto.

5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).